1996         EXHIBIT 10.16



                     NON-QUALIFIED STOCK OPTION PLAN FOR

                              OUTSIDE DIRECTORS

                                      OF

                            VICON INDUSTRIES, INC.



     1. Purpose of the Plan

     This Non-Qualified Stock Option Plan For Outside Directors (hereinafter called the "Plan"), is intended to encourage ownership of stock of VICON INDUSTRIES, INC. (hereinafter called the "Company"), by non-employee directors of the Company and to provide additional incentive for them to promote the success of the business.

     2. Stock Subject to the Plan

     Subject to the provisions of Paragraph "6", the total number of shares of stock which may be optioned under the Plan is 50,000 shares of the Common stock (par value of $.01 per share) of the Company, which shall be either authorized and unissued stock or reacquired stock.

     3. Administration of the Plan

     The Plan shall be administered by the Compensation Committee of the Board or Directors of the Company (the "Committee") who may, from time to time, with the approval of the full Board of Directors amend and rescind rules and regulations for carrying out the provisions and purposes of the Plan. The interpretation, construction and application of the Plan and any provision thereof made by the Board shall be final and conclusive. No director

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shall be liable for any action taken or  determination  made in good faith.  The
Committee shall consist of at least three members of the Board of Directors. The members of the Committee ~ be designated by two-thirds vote of the entire Board of Directors of the Company and shall serve for a term of one year and thereafter until their successors are designated.

     4. Participants

     Participants will be recommended by the Committee, in its sole discretion, from among the non-employee directors of the Company, to accomplish the purposes of this Plan.

     5.   Award of Options

     The Committee may, in its discretion, recommend options to be granted under this Plan from time to time, prior to the expiration date of 10 years from the date on which this Plan is approved by the Stockholders of the Company. A majority of the full Board shall be required to approve the grant of any options under this Plan. The shares involved in the unexercised portions of any terminated or expired options shall be deemed not to have been optioned shares for the purposes of Paragraph "2"' and may again be subjected to options under the Plan.

     6. Changes to Capital Structure

     In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares,



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or dividend  payable in capital stock,  appropriate  adjustment shall be made by the Board of Directors in the number and kind of shares for the purchase of which options may be granted under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable to the end that the optionee's proportionate interest shall be maintained as before the occurrence of much events; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such manner as not to constitute a "modification" as defined in Section 424 of the Internal Revenue Code of 1986, as amended. Any such adjustment made by the Board of Directors shall be conclusive.

     7. Terms and Conditions of Options
     Options shall be evidenced by written Stock-Option Agreements in such form not inconsistent with the Plan as the Committee shall from time to time determine, provided that the substance of the following be included therein:

          a) Option Price - The option price shall be not less than 100% of the fair market value on the date the option is granted, which shall be the date on which the Committee recommends the award of any Option.

          b) Method of Exercise - Stock purchased under the options shall, at the time of purchase, be paid for in full. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice by the optionee to



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the Company  stating  the number of shares  with  respect to which the option is being exercised, and the time of the delivery thereof, which time shall be at least 15 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in such notice. the Company shall deliver, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the main office of the Company, or such other place as shall be mutually acceptable a certificate or certificates for such shares or reacquired shares of its Common Stock, as the Company may elect, against payment of the option price in full for the number of shares to be delivered by (i) certified check. or the equivalent thereof acceptable to the company; or (ii) the delivery to the Company of issued and outstanding Common Stock of Vicon Industries, Inc., the total fair market value of which on such delivery date is equal to the total exercise price of options being exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange, if the stock is so listed. If the optionee (or other person entitled to exercise the option) fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof, his right to exercise the option with respect to such undelivered shares may be terminated by the Committee without any formal notice to the optionee. Anything herein to the contrary notwithstanding, if any law or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or a participant to take any action in connection with the shares specified in a notice or election before such shares can be delivered to such participant, then the date stated therein for the delivery of the shares shall be postponed until the fifth business day next following the completion of such action.





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          c) Option Term - No option will be  exercisable  after  expiration  of five years from the date the option is granted or the date of shareholder approval of the Plan, whichever date is later (the "Starting Date").

          d) Exercise of Options - As to any option issued under the Plan, at all times after the first anniversary of the Starting Date, the option may be exercised at any time from time to time within its terms, in whole or in part but it shall not be exercisable after the expiration of five years from the Starting Date. No option shall be exercisable prior to the Starting Date.

          e) Non-Assignability of Option Rights - No option shall be assignable or transferable by the optionee except by will or by the laws or descent and distribution. During the life of an optionee, the option shall be exercisable only by the optionee.

          f) Effect of Termination of Employment or Death - In the event an optionee ceases to be a director of the Company for any reason other than retirement or death, any option or unexercised portion thereof granted to such optionee shall be exercisable within not more than three months from the date on which the optionee ceases to be a director. In the event of the retirement of an optionee, any option or unexercised portion thereof granted to such optionee shall immediately terminate, except that in the event of the retirement of any optionee any option or unexercised portion thereof granted to him shall be exercisable within not more than one year from the date on which the optionee retires. In the event of the death of an optionee while such optionee is a director of the Company, or within three months from the date of such optionee's retirement, the option or unexercised portion thereof granted to such optionee may be exercised by such optionee's personal representative, or a person who acquired the right to exercise such option by bequest or inheritance at any time

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prior to the expiration of one year from the date of death of the optionee.  The foregoing provisions with respect to retirement or death of any optionee shall, in no event, be deemed to extend the date of expiration of the term provided in any option held by any such optionee.

          g) Restriction on Issuance of Shares - On the date stated in the notice of election for the payment and delivery or the shares specified in such notice, the participant shall certify to the Company in such form as it shall require that such participant will receive and hold such shares for investment and not with a view to resale or distribution thereof to the public, unless the issuance of such shares shall have been registered under the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, or counsel to the company shall have advised the Company that for any other reason such certification is unnecessary.

          h) Rights as a Stockholder - The optionee shall have no rights as a Stockholder with respect to any shares covered by such optionee's option until the date of issuance of a stock certificate to such optionee for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          i) Successive Options - Options may be exercised in any order.

          j) Termination of Options Upon Consent - The Option Committee may terminate any outstanding option with the consent of the holder thereof.




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     8. Effective Date and Termination of Plan

     The Plan, which was adopted by the Board of Directors on December 6, 1996 is subject to the condition that the stockholders approve the Plan prior to July 1, 1997. This Plan shall become effective upon adoption by the Company's Board of Directors. The Board of Directors may terminate this Plan at any time. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect if the Stockholders shall have approved the Plan prior to termination.

     9. Amendment of Plan

     The Board of Directors may at any time amend the Plan, provided that without approval of Stockholders there shall be, except by operation of the provisions of Paragraph "6" above, no increase in the total number of shares covered by the Plan; there shall be no change in the class of persons eligible to receive options granted under the Plan; there shall be no change in the limitations on the option price; and there shall be no extension of the latest date upon which options may be exercised. Neither the Board of Directors nor the Stockholders by amendment to this Plan can affect options granted before such amendment or any unexercised portion thereof. The adoption of this Plan shall not be deemed to affect the terms and conditions of any unexercised portion of options granted and outstanding under any prior stock option plan of the Company or its subsidiaries.

     10. Use of Proceeds

     The proceeds from the sale of stock pursuant to options granted under the plan shall constitute general funds of the Company.




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     11. Governing Law

     Options granted under this plan shall be construed and shall take effect in accordance with the laws of the State of New York.

     12. Liquidation

     Upon the complete liquidation of the Company, any unexercised options heretofore granted under this Plan shall be deemed canceled. In the event of the complete liquidation of any employer corporation (other than the Company) employing the participant or in event such corporation ceases to be an employer corporation any unexercised part of any option granted hereunder shall be deemed canceled unless the participant shall become employed by another employer corporation (including the Company) concurrently with such event.


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